0 Public Lenders Presentation | January 2018

1 This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the fiscal year ended September 30, 2017, filed with the U.S. Securities and Exchange Commission on November 29, 2017 (File No. 001-37793), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted Net Sales, Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month basis) to help us describe our operating and financial performance. Adjusted Net Sales, Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents) and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted Net Sales, Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents over Adjusted EBITDA on a trailing twelve month basis), as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, and net debt over Adjusted EBITDA on a trailing twelve month basis. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June. Cautionary statements

2 Jim Mallak Chief Financial Officer, Atkore International Chuck Cohrs Treasurer, Atkore International Presenters Joseph Pandolfo Vice President, Deutsche Bank John Williamson Chief Executive Officer, Atkore International Alvin Varughese Director, Deutsche Bank Keith Whisenand Vice President - Investor Relations, Atkore International

3 1 2 4 3 5 Transaction overview Atkore overview Financial overview Key credit highlights Agenda Appendix

4 • Atkore International Inc. (“Atkore” or the “Company”) is a leading manufacturer of Electric Raceway products primarily for the non- residential and construction and renovation markets, as well as Mechanical Products and Solutions for the construction and industrial markets • Electrical Raceway products form the critical infrastructure that enable the deployment, isolation and protection of a structure’s electrical circuitry from the original power source to the final outlet • Mechanical Products and Solutions products frame, support and secure components in a broad range of structures, equipment and systems • Atkore continues its strong performance, generating pro forma1 TTM 12/29/17 Revenue, TTM 12/29/17 reported net income, and pro forma1 TTM 12/29/17 Adjusted EBITDA of $1,653 million, $94 million, and $251 million respectively. These operating measures have grown by 10.0%, 40%, and 6.0%, respectively, compared to the TTM period ended 12/30/16. • The Company has strong free cash flow generation and has made substantial progress in deleveraging – from a 5.4x leverage ratio at the time of its 2014 recapitalization to a 2.0x leverage ratio currently • Atkore is seeking to raise $425 million of incremental 1st lien term loan • The incremental loan will rank pari passu to the existing term loan facility and will have an identical covenant package and maturity (December 2023) as the existing facility • Use of proceeds will be to (1) repurchase approximately 17 million Atkore shares from CD&R at a purchase price of $375 million, reducing CD&R’s ownership percentage to approximately 29% (fully diluted) of the Company, (2) repay the outstanding ABL facility draw and (3) to pay fees and expenses • Pro forma for the transaction, the Company will have a leverage ratio of 3.5x based on TTM 12/29/17 Adjusted EBITDA of $251 million and net debt of $875 million2 Transaction overview 1 Pro forma TTM adjustments add the Adjusted EBITDA impact of acquisitions completed in FY 2017 from 12/30/2016 to the acquisition date of those transactions in FY2017 for year over year Revenue and Adjusted EBITDA growth calculation. See non-GAAP reconciliations in appendix. 2 See Page 5 for reconciliation

5 Sources & Uses and Pro Forma2 Capitalization 1 Equity as of 1/12/18 2 Pro forma adjustments to capitalization calculations add this transaction to equity as of 1/12/18 3 Pro forma Adjusted EBITDA adjustments add the Adjusted EBITDA impact of acquisitions completed in FY 2017 from 10/1/2016 to the acquisition date of those transactions in FY2017. See non-GAAP reconciliations in appendix Sources Uses Incremental 1st lien term loan $425 Share Repurchase $375 Cash from balance sheet $8 Paying down ABL $42 Cash to balance sheet $8 Fees and expenses $8 Total sources of funds $433 Total uses of funds $433 TTM 12/29/17 TTM 12/29/17 xPF Adj. EBITDA % Total Cap. Cash $40 8 (8) $40 Revolver $42 (42) $-- -- -- Incremental 1st lien term loan $-- 425 425 1.7x 21.3% Existing 1st lien term loan $490 490 2.0x 24.6% Total debt $532 $915 3.6x 45.9% Net debt $492 $875 3.5x 43.9% Existing equity1 1,454 (375) $1,079 4.3x 54.1% Total equity $1,454 $1,079 4.3x 54.1% Total capitalization $1,986 $1,994 7.9x 100.0% Financial statistics Pro forma Adj. EBITDA $251 Adjustments + - Pro-forma capitalization Pro forma 3

6 1 2 4 3 Transaction overview Atkore overview Financial overview Key credit highlights 5 Appendix

7 $ 164 $ 235 $ 228 $ 236 FY 2015 FY 2016 FY 2017 TTM Q1 '18 9.5% 15.4% 15.1% 14.9% ■ #1 or #2 market positions in most of our products ■ Offer must-stock products to distribution and OEM customers via single integrated platform ■ Established reputation as an industry leader in quality, availability, delivery, value and innovation ■ Organized into two complementary segments: Electrical Raceway and Mechanical Products & Solutions (“MP&S”) ■ U.S.-centric player with large addressable market and close adjacent opportunities Net Sales Breakdown By reportable segment By end market Addressable market opportunity $1bn $13 Bil li o n Electrical raceway market $78 Billio n U.S. electrical products market $500mm $3.8 Billio n U.S. mechanical products & solutions market Electrical Raceway Mechanical Products & Solutions U.S. Construction 70% OEM 16% Int'l 8% Other 6% Electrical Raceway 73% Mechanical Products & Solutions 27% Strong recent financial performance (Adjusted EBITDA) Adj. EBITDA margin ($mm) FY 2017 net sales: $1,504mm $ 251 PF Adj. EBITDA Atkore Overview

# Atkore Overview: Transformation

| 2011 | 2011 - 2017 | Atkore strategy |
|---|---|---|
| ▪ Limited strategic vision<br>▪ Little customer coordination<br>▪ Underperforming leadership<br>▪ No growth or M&A strategy | ▪ **Leading** market positions/brands<br>▪ **Upgraded over 90% of leadership**<br>▪ Developed **clear strategy**<br>▪ Implemented **Atkore Business System** ("ABS")<br>▪ **Transformed portfolio** (10 acquisitions and 8 divestitures / closures)<br>▪ Invested in **new product development**<br>▪ Improved **quality, delivery & service**<br>▪ **Reduced** fixed overhead | ▪ **Drive growth**<br>– Market position expansion<br>– New product innovation<br>– M&A growth execution<br>– Remix portfolio to improve margin and multiple<br>▪ **Expand margin**<br>– Strategic and tactical pricing<br>– Mix driven by innovation and pricing<br>– Raw material and material usage savings<br>– Manufacturing productivity savings<br>– Volume leverage<br>▪ **Deliver cash flow**<br>– Strong cash flow from earnings<br>– Limited CapEx requirements<br>– Efficient Working Capital Management |

**Proven track record with majority of growth from initiatives in Atkore's control**

## Portfolio evolution



FY 2011
Divested Businesses 26%
Electrical Raceway 44%
MP&S 30%
FY 2017
MP&S 27%
Electrical Raceway 73%

## Adjusted EBITDA margin evolution



5.9%
15.1%
20%+
FY 2011 Adjusted EBITDA margin
Portfolio
Commodity
Strategic pricing and mix management
Productivity
FY 2017 Adjusted EBITDA margin
Further opportunity
Illustrative long-term Adj. EBITDA margin

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atkore INTERNATIONAL

9 Atkore Overview: Atkore Business System ■ Market Intelligence, Benchmarking and VOC Analysis ■ Market-based Evergreen Strategy ■ Dynamic Portfolio Management ■ Dynamic Product Management ■ Active Account and Channel Strategy ■ Culture of Customer Centric Innovation ■ Engagement and Alignment ■ Communication ■ Workforce Planning and Talent Acquisition ■ Performance Management ■ Leadership Development ■ Aligned Incentives and Compensation ■ Recognition ■ Continuous Improvement Methodologies ■ Visual Workplace and Lean Daily Management ■ Built in Quality ■ Information and Material Flow ■ Equipment Availability and Reliability ■ Commercial Processes Strategy Process People  Adjusted EBITDA margin increased 920bps1  Defective parts per million down 84%1  Perfect order rate increased from 81% to 94%1 ABS driving performance1 How we continuously improve the business we have, and create breakthrough to be the business we want to become... 1 From FY 2011 to FY 2017.

10 Atkore All Around you Cable Tray and Ladder Armored Cable Metal Framing & Fittings Flexible Electrical Conduit and Liquidtight Conduit PVC Electrical Conduit & Fittings Metal Electrical Conduit PVC Trunking Wire Basket Cable Tray Industrial Flexible Electrical Conduit Electrical Raceway Fittings: Conduit & Cable Specialty Electrical Conduit: Stainless Steel, PVC-Coated & Aluminum Electrical Prefabrication

11 Atkore’ Electrical Raceway segment $113 $182 $189 $203 10% 17% 17% 17% 6% 8% 10% 12% 14% 16% 18% 20% FY 2015 FY 2016 FY 2017 TTM Dec 2017 Adjusted EBITDA ($mm) Adjusted EBITDA Margin PVC Electrical Conduit & Fittings 22% Armored Cable & Fittings 34% Other 12% Metal Electrical Conduit & Fittings 32% 2017 net sales by product category Adjusted EBITDA evolution ($mm) Products that deploy, isolate and protect a structure’s electrical circuitry from the original power source to the final outlet ■ Must-stock products for over 13,000 U.S. electrical distributor branches ■ Range of solutions offers customers convenient and efficient purchasing ■ Unique ability to co-load and bundle Electrical Raceway products provides substantial competitive advantage ■ Industry leading quality, availability, delivery and innovation Core products and market positions2 Principal brands: Armored CablePVC ConduitSteel Conduit #2 #2#1 Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings #3 #3 1 1 Other represents total Electrical Raceway net sales for FY 2017 ($1,095mm) less Armored Cable & Fittings ($368mm), Metal Electrical Conduit & Fittings ($356mm) and PVC Electrical Conduit & Fittings ($266mm). FY 2017 net sales: $1,095mm 2 Management estimates based on market data and industry knowledge. Market share is based on U.S. net sales relative to the estimated U.S. addressable market size, as of FY 2017.

12 Metal Framing and Fittings 24% Mechanical Pipe 51% Other 25% ■ Comprehensive offering of metal framing and in-line galvanized tubular products ■ Offer critical combination of metal framing, value-added fittings and construction services to industrial and electrical distributors ■ ~60% of framing used to mount Electrical Raceway products ■ One of only two companies in the U.S. that manufacture and market in-line galvanized tubular products on a national basis ■ 90% of in-line galvanized tubular products are sold directly or indirectly to OEMs FY 2017 net sales by product category Products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications Core products and market positions2 Principal brands: Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube #1#2 Adjusted EBITDA evolution ($mm) $73 $81 $64 $59 16% 18% 16% 14% 8% 10% 12% 14% 16% 18% 20% 22% 24% 26% FY 2015 FY 2016 FY 2017 TTM Dec 2017 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 1 Other represents total MP&S net sales for FY 2017 ($411mm) less Mechanical Pipe ($215mm) and Metal Framing and Fittings ($188mm). FY 2017 net sales $411mm Atkore’s Mechanical Products & Solutions segment 2 Management estimates based on market data and industry knowledge. Market share is based on U.S. net sales relative to the estimated U.S. addressable market size, as of FY 2017.

13 1 2 4 3 Transaction overview Atkore overview Financial overview Key credit highlights 5 Appendix

14 Key Credit highlights Leading market positions and strong brands Superior customer value proposition with a compelling portfolio Significant scale providing barriers to entry Capitalize on attractive end-market growth dynamics Execute on strategic pricing and mix opportunities Expand product offering through innovation Strong profitability with clear runway for further improvement Strong cash flow generation and long-term track record of deleveraging Support from a team built to outperform 1 2 3 4 5 Momentum & runway for results 6 7 8 9

15 Leading market positions and strong brands 1 Leading market positions in each of our core businesses #2 #1 #2 #1 #2 Rank 35% 35% 36% 80% 21% Market share1 Steel Conduit PVC Conduit Armored Cable In-line Galvanized Mechanical Tube Metal Framing and Related Fittings 1 Management estimates based on market data and industry knowledge. Market share is based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size, as of FY 2017.

16 Superior customer value proposition with a compelling portfolio Global Electrical Distributors Independent Electrical Distributors Industrial Distributors & Big Box Retail ■ Brands and reputation ■ Product breadth ■ Bundling, co-loading and value-add advantages ■ Quality, availability, delivery and service 2 Value proposition Blue chip customer base

17 Significant scale providing barriers to entry 3 Industry-leading scale that allows us to provide:  Broad portfolio of products, enabling us to deliver integrated source-to-outlet electrical solutions  Value-added reliable service and on-time delivery solidifying our customer value proposition  Difficult-to-replicate manufacturing technologies such as in-line galvanizing  Significant scale provides procurement advantages from bulk buying raw materials Manufacturing and distribution footprint well-positioned in the largest electrical products markets across the U.S. Source: Disc Corporation Manufacturing & Distribution Sales Agent Distribution Only Atkore footprint >$5bn >$1bn; <$2bn >$2bn; <$5bn <$1bn U.S. Electrical distributor sales

18 OEM 16% International 8% Other 6% U.S. construction 70% MR&R 23% New residential construction 16% Infrastructure 5% New non- residential construction 56% Atkore is geared to U.S. non-residential construction 11% 10% 8% 7% 4% Source: Dodge Data & Analytics as of August 2017. 1 MR&R includes non-residential and residential markets. 4 FY 2017 net sales by end market U.S. construction 1  Non-residential construction remains well below long-term average levels  Atkore to continue to benefit from long-term secular trends: ‒ Digitization of buildings – LED lighting and automation ‒ Data center growth Near-term growth outlook Overall non-residential: 3% Medium to long-term growth outlook  Modest (low single-digit) non- residential recovery expected over next fiscal year  Upside from exposure to higher- growth non-residential verticals  Sluggish industrial recovery improving in FY ’18 Benefitting from high-growth non-residential sub-sectors (2017 – 2019 CAGR) Capitalize on attractive end-market growth dynamics

5

# Execute on strategic pricing and mix opportunities

| | Step 1: **Develop capabilities** | Step 2: **Improve performance** | Step 3: **Optimize mix** | Step 4: **Complete roll-out** |
|---|---|---|---|---|
| **Progress** | (Launched in **2013**) | (Launched in 2011; hit **critical level** in **2015**) | (Launched in **2014**) | (Launched in **H2 2016**) |
| **Description** | Developing **mindset, skillset** and **toolset** on how to price effectively | Better **quality, delivery, availability** and **ease** of doing business | Shifting sales to **most favorable products, geographies** and **customers** | Leveraging **pricing across all business units** and **applying lessons learned** to MP&S |
| **In action** | **Situation**: Created Raceway pricing management tools<br>**Action**: **Focused process enabled margin improvement** of 1,000bps for some products | **Situation**: Lost Mechanical Pipe business on price<br>**Action**: **Re-won business at higher margin and volume** – competitor couldn't perform | **Situation**: Underperforming Raceway product category<br>**Action**: Purposefully **shifted mix to higher value products** (increased margin by 500bps in some segments) | Opportunity to drive an **incremental 200 bps** of long-term Adj. EBITDA margin improvement |

**900 bps of Adj. EBITDA margin improvement**
(FY 2011 – FY 2017)

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atkore INTERNATIONAL

6

# Expand product offering through innovation

## Robust new product pipeline catalyzing incremental growth

- ✓ **80+ total new products in the pipeline** (all stages)
- ✓ **13 new products launched in 2017**
- ✓ Focused on products delivering **labor efficiencies** and products in **high-growth markets**

## MC Luminary Multizone™ example



**Opportunity**

- Daylight harvesting trends seek to save energy and reduce power costs by dimming lights proportionally to the availability of natural light.

**Solution**

- MC Luminary MultiZone™ can replace up to six individual cable runs, increasing productivity and reducing costs

**Recognition**

Electrical Construction and Maintenance Magazine "Product of the Year" award for the Wire and Cable Category – 2017

EC&M CATEGORY WINNER PRODUCT OF THE YEAR 17

## Universal Super Fitting example



**Opportunity**

- No single solution is available in the market to easily connect multiple types of conduit without significant labor costs

**Solution**

- Interchangeably connects GRC, IMC and EMT and eliminates field threading, speeding up installation and saving time and money.

**Recognition**

Electrical Construction and Maintenance Magazine "Product of the Year" award for the Fittings Category – 2017

EC&M CATEGORY WINNER PRODUCT OF THE YEAR 17

## Super Kwik-Couple Conduit example



**Opportunity**

- High installation time is required to transition between conduit types and inventory costs can be prohibitive for combination fittings in the market

**Solution**

- Design allows easy transition from GRC to IMC or EMT, or from IMC to GRC or EMT, eliminating the need for threading equipment, special couplings or tools.

**Recognition**

Electrical Construction and Maintenance Magazine "Product of the Year" award for the Conduit Raceway & Wireways Category – 2017

EC&M CATEGORY WINNER PRODUCT OF THE YEAR 17

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atkore INTERNATIONAL

21 15.1% 20%+ Atkore FY 2017 Adj. EBITDA margin Strategic pricing and mix initiatives Productivity initiatives Other initiatives and upside Illustrative long-term Adj. EBITDA margin Strategic pricing and mix  Continued roll-out of strategic pricing to both Electrical Raceway and MP&S  Purchasing standard work Illustrative Atkore Adjusted EBITDA margin opportunity Potential upside from key initiatives Productivity  Manufacturing excellence – conversion cost reduction and footprint optimization  Supply chain optimization – purchasing, warehousing, freight and logistics  SG&A and transactional productivity Other and upside  Share gains with most profitable customers  Incremental growth and margin uplift from new products  Highly synergistic M&A in existing and adjacent markets  Operating leverage as non-residential market returns to long-term averages Source: Management estimates. Note: Analysis is illustrative. Actual results may vary. Strong profitability with clear runway for further improvement 7

22 Strong cash flow generation and long-term track record of deleveraging 1. See non-GAAP reconciliations in appendix. FY 2014, FY 2015, and FY 2016 utilize reported Adjusted EBITDA, FY 2017 and TTM Q1 2018 utilize Pro Forma Adjusted EBITDA to calculate Net Debt / Adjusted EBITDA or Pro Forma Adjusted EBITDA Adjusted EBITDA less CapEx ($mm) Net Debt / Adjusted EBITDA or Pro Forma Adjusted EBITDA 1 8 ■Strong track record of deleveraging through robust free cash flow generation and Adjusted EBITDA growth ■Minimal maintenance capital expenditures required to run the business ■Productivity-enhancing investments to expand and update production capacity and improve productivity have contributed significantly to Adjusted EBITDA and Adjusted EBITDA margin growth (Adj. EBITDA – CapEx) / Adj. EBITDA 5.2x 3.5x 1.8x 2.1x 2.0x FY 2014 FY 2015 FY 2016 FY 2017 TTM Q1 2018 $102 $137 $218 $203 $208 81% 84% 93% 89% 88% FY 2014 FY 2015 FY 2016 FY 2017 TTM Q1 2018 ’14 – TTMQ1’18 CAGR: 19%

23 Support from a team built to outperform Name / Position Relevant Experience Electrical Industry Experience Experience Gained With John P. Williamson President & Chief Executive Officer 31 years 17 years James A. Mallak Chief Financial Officer 31 years 5 years Peter Lariviere President, Cable Solutions 26 years 11 years Bill Waltz Group President, Electrical Raceway 28 years 3 years Mike Schulte Group President, Mechanical Products & Solutions 21 years 3 years Rodney Long Senior Vice President of Sales 27 years 30 years Gary Uren Vice President, Business Development & Strategy 30 years 36 years Kevin Fitzpatrick Vice President, Global Human Resources 26 years 6 years Lisa Winter Vice President, Corporate Communications 23 years 11 years Dan Kelly Vice President, General Counsel & Secretary 30 years 3 years Steve Robins Vice President, Strategic Sourcing 23 years 8 years Keith Whisenand Vice President, Investor Relations 21 years 1 year 9

24 1 2 4 3 Transaction overview Atkore overview Financial overview Key credit highlights 5 Appendix

25 Impressive financial momentum 8.4% 10.6% 15.5% 15.1% 15.2% FY FY 2014 FY 2015 FY 2016 FY 2017 PF TTM 12/29/17 $127 $164 $235 $228 $251 FY 9.2% 7.1% 13.7% 14.8% Q1 Adjusted EBITDA ($mm) and Y-o-Y growth rate1 -16% Adjusted EBITDA margin and Y-o-Y margin improvement -200 bps Y-o-Y % growth / margin improvement 1 See non-GAAP reconciliations in appendix. $32 $27 $48 $50 Q1 $27 $36 $58 $56 Q2 $30 $47 $67 $62 Q3 $37 $54 $61 $60 Q4 7.6% 9.3% 16.5% 15.0% Q2 7.6% 12.1% 17.0% 15.6% Q3 9.2% 13.6% 14.7% 15.2% Q4 +77% +4% +32% +62% -3% +57% +44% -7% +45% +14% -2% +30% +43% -3% +660 bps +110 bps +440 bps +110 bps +50 bps +450 bps +490 bps -140 bps +170 bps +660 bps+ -150 bps +220 bps +490 bps -40 bps

26 ($’s in millions) Q1 2018 Q1 2017 Y/Y Change Net Sales $414.5 $337.6 22.8% Net Income $27.2 $17.4 56.5% Adjusted EBITDA(1) $58.5 $49.9 17.2% Net Income Margin 6.6% 5.1% +150 bps Adjusted EBITDA Margin(1) 14.1% 14.8% (70 bps) Net Income per Share $0.41 $0.26 57.7% (1) See non-GAAP reconciliations in appendix Net Sales Growth Organic Growth +15.4% Acquisitions +7.4% FX N/A Total +22.8% Net Sales and Net Income Per Share up double digits year over year 26 Consolidated Atkore Q1 2018 Financial Summary

27 Consolidated Atkore Q1 2018 highlights $59M $1 $6 $50M $8 $5 $3 2017 Volume Price vs. Cost M&A Productivity Other 2018 $415M $338M $32 $19 $25 $1 2017 Volume Price / Mix M&A FX 2018 Acquisitions and Organic Initiatives Driving Double Digit Growth in Net Sales, Adjusted EBITDA, and EPS Volume growth of ~9%, excluding acquisitions, reflects organic initiative traction and improving market compared to a weak comparison period Adjusted EBITDA margin increased ~10 basis points excluding impact of the dollar for dollar pass- through of raw material inflation Passed through majority of material inflation; Unfavorable product mix and timing of inflation were small headwinds and impacted price Repurchased ~350k shares at average price per share of $19 Q1 Net Sales Bridge Q1 Adjusted EBITDA Bridge Inflation ($1.5M) Variable Comp ($1M) Investments/ Other Product Mix & Commodity Timing 27

28Note: See non-GAAP reconciliation in appendix for Pro Forma Adjusted EBITDA and free cash flow. 1 FY15 and FY16 Adjusted Net Sales removing the impact of fence and sprinkler. See non-GAAP reconciliation in appendix 2 Free cash flow calculated as Adjusted EBITDA less changes in working capital and capital expenditures. 3 Free cash flow conversion is calculated as free cash flow / Adjusted EBITDA. Historical financial results As Reported Pro forma $ millions, Fiscal Years ended September 25, 2015 and September 30, 2016 & 2017 2015 2016 2017 TTM 12/29/2017 TTM 12/29/2017 Adjusted Net Sales1 $ 1,551 $ 1,516 $ 1,504 $ 1,581 $ 1,653 % growth -2.3% -0.8% 5.2% 5.2% Adjusted EBITDA $ 165 $ 235 $ 228 $ 236 $ 251 % margin1 10.6% 15.5% 15.2% 14.9% 15.2% Capital expenditures $ 27 $ 17 $ 25 $ 29 $ 30 % of net sales 1.6% 1.1% 1.7% 1.8% 1.8% Free cash flow2 $ 180 $ 233 $ 163 $ 186 $ 200 Free cash flow conversion3 109.4% 99.1% 71.5% 78.8% 79.6%

29 Historical financial detail by segment Electric Raceway $ millions, Fiscal Years ended September 25, 2015 and September 30, 2016 & 2017 2015 2016 2017 TTM 12/29/2017 Adjusted Net Sales1 $ 1,080 $ 1,069 $ 1,095 $ 1,169 % growth -1.1% 2.4% 6.8% Adjusted EBITDA $ 113 $ 182 $ 189 $ 203 % margin 10.4% 17.1% 17.3% 17.4% Capital expenditures $ 13 $ 9 $ 13 $ 14 % net sales 1.2% 0.9% 1.2% 1.2% Mechanical products & solutions $ millions, Fiscal Years ended September 25, 2015 and September 30, 2016 & 2017 2015 2016 2017 TTM 12/29/2017 Adjusted Net Sales1 $ 472 $ 449 $ 411 $ 413 % growth -4.8% -8.6% 0.6% Adjusted EBITDA $ 73 $ 81 $ 64 $ 59 % margin 15.6% 18.0% 15.5% 14.3% Capital expenditures $ 11 $ 6 $ 8 $ 9 % net sales 2.2% 1.4% 2.0% 2.2% 1 FY15 and FY16 Adjusted Net Sales, removing the impact of fence and sprinkler. See non-GAAP reconciliation in appendix

30 1 2 4 3 5 Transaction overview Atkore overview Financial overview Key credit highlights Appendix

# Adjusted EBITDA reconciliation
## Consolidated

| $ millions, Fiscal Years ended September 26, 2014, September 25, 2015 and September 30, 2016 & 2017 | 2014 | 2015 | 2016 | 2017 | TTM 12/29/17 |
|---|---|---|---|---|---|
| Net income (loss) | (74) | (5) | 59 | 85 | 94 |
| Add: | | | | | |
| Interest expense, net | 44 | 45 | 42 | 27 | 23 |
| Depreciation and amortization | 59 | 59 | 55 | 55 | 58 |
| Income tax expense (benefit) | (33) | (3) | 28 | 41 | 38 |
| **EBITDA** | **($ 4)** | **$ 96** | **$ 184** | **$ 207** | **$ 215** |
| **Adjustments to EBITDA:** | | | | | |
| Loss from discontinued operations (net of Income taxes) | 0 | 0 | 0 | 0 | 0 |
| Loss (Gain) on extinguishment of debt | 44 | - | (2) | 10 | 0 |
| Stock-based compensation | 8 | 14 | 21 | 13 | 14 |
| Gain on sale of joint venture | - | - | - | (6) | (6) |
| Restructuring & impairments | 47 | 33 | 4 | 1 | 1 |
| Multi-employer pension withdrawal | 2 | 1 | 0 | - | |
| Consulting fees | 5 | 4 | 15 | - | |
| Certain legal matters | - | - | 1 | 8 | 8 |
| Transaction costs | 5 | 6 | 8 | 5 | 4 |
| Other items[1] | 20 | 11 | 3 | (10) | 1 |
| **Adjusted EBITDA** | **$ 127** | **$ 164** | **$ 235** | **$ 228** | **$ 236** |
| **Pro Forma Adjustments** | | | | | |
| Acquisitions add-back[2] | NA | NA | 17 | 19 | 15 |
| **Pro Forma Adjusted EBITDA** | **$ 127** | **$ 164** | **$ 252** | **$ 247** | **$ 251** |

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atkore INTERNATIONAL

[1]Represents other items, such as inventory reserves and adjustments, impact of Fence and sprinkler exit, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions.

[2]Pro Forma adjustments add the Adjusted EBITDA for acquisitions completed in FY2017 not reported in the Adjusted EBITDA line due to acquisition date

32 Net Debt / Adjusted EBITDA reconciliation $ millions, Fiscal Years ended September 25, 2015 and September 30, 2016 & 2017 2014 2015 2016 2017 TTM 12/29/17 Short-term debt and current maturities of long- term debt 2.9 2.9 1.3 4.2 4.2 Long-term debt 690.0 649.3 629.0 571.9 527.8 Total Debt 692.9 652.2 630.3 576.1 532.0 Less Cash and Cash Equivalents (33.4) (80.6) (200.3) (45.7) (39.8) Net Debt 659.5 571.6 430.0 530.4 492.3 Adjusted EBITDA $127 $164 $235 $ 228 $ 236 Pro Forma Adjustments Acquisitions add-back1 19 15 Pro Forma Adjusted EBITDA $ 247 $ 251 Net Debt / Adjusted EBITDA 5.2x 3.5x 1.8x 2.3x 2.1x Net Debt / Pro Forma1 Adjusted EBITDA 2.1x 2.0X 1 Pro Forma adjustments add the Adjusted EBITDA for acquisitions completed in FY2017 not reported in the Adjusted EBITDA line due to acquisition date.

33 Adjusted EBITDA Margin reconciliation Q1 Q1 Q1 Q1 Q2 Q2 Q2 Q2 Q3 Q3 Q3 Q3 $ millions, 2014 2015 2016 2017 2014 2015 2016 2017 2014 2015 2016 2017 Adjusted EBITDA $32 $27 $48 $50 $27 $36 $58 $56 $30 $47 $67 $62 Sales 395 426 358 338 408 433 353 373 446 432 396 398 Impact of Fence-Sprinkler Sales (43) (46) (8) 0 (47) (46) 0 0 (54) (45) 0 0 Adjusted Net Sales $351 $380 $351 $338 $361 $387 $353 $373 $392 $387 $396 $398 Adj EBITDA Margin 9.2% 7.1% 13.7% 14.8% 7.6% 9.3% 16.5% 15.1% 7.6% 12.1% 17.0% 15.6% $ millions, Q4 Q4 Q4 Q4 FY FY FY FY 2014 2015 2016 2017 2014 2015 2016 2017 Adjusted EBITDA $37 $54 $61 $60 $127 $164 $235 $228 Sales 454 438 416 396 1,703 1,729 1,523 1,504 Impact of Fence-Sprinkler Sales (48) (41) 0 0 (193) (179) (8) 0 Adjusted Net Sales $406 $396 $416 $396 $1,510 $1,551 $1,516 $1,504 Adj EBITDA Margin 9.2% 13.6% 14.7% 15.0% 8.4% 10.6% 15.5% 15.1%

# Adjusted EBITDA reconciliation
## Consolidated

| $ millions, Quarter End | Q1 FY2014 | Q1 FY2015 | Q1 FY2016 | Q1 FY2017 | Q2 FY2014 | Q2 FY2015 | Q2 FY2016 | Q2 FY2017 | Q3 FY2014 | Q3 FY2015 | Q3 FY2016 | Q3 FY2017 | Q4 FY2014 | Q4 FY2015 | Q4 FY2016 | Q4 FY2017 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net income (loss) | (6) | (3) | 9 | 17 | (5) | 6 | 14 | 19 | (26) | 19 | 21 | 27 | (37) | (27) | 16 | 21 |
| Add: | | | | | | | | | | | | | | | | |
| Interest expense, net | 15 | 11 | 10 | 10 | 11 | 11 | 11 | 5 | 7 | 11 | 10 | 6 | 11 | 11 | 11 | 6 |
| Depreciation and amortization | 15 | 15 | 13 | 14 | 14 | 14 | 13 | 13 | 15 | 14 | 13 | 13 | 15 | 16 | 15 | 14 |
| Income tax expense (benefit) | (1) | (0) | 5 | 6 | 1 | 3 | 9 | 12 | (16) | (3) | 11 | 11 | (17) | (3) | 4 | 12 |
| **EBITDA** | **$23** | **$23** | **$37** | **$46** | **$21** | **$34** | **$47** | **$50** | **($20)** | **$42** | **$55** | **$58** | **($28)** | **($2)** | **$46** | **$53** |
| **Adjustments to EBITDA:** | | | | | | | | | | | | | | | | |
| Loss from discontinued operations (net of Income taxes) | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | (0) | 0 | 0 | 0 |
| Loss (Gain) on extinguishment of debt | 0 | 0 | 0 | 10 | 0 | 0 | (2) | 0 | 44 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Stock-based compensation | 1 | 1 | 2 | 3 | 1 | 0 | 10 | 4 | 1 | 1 | 5 | 3 | 6 | 11 | 4 | 3 |
| Gain on sale of joint venture | 0 | 0 | 0 | 0 | 0 | 0 | 0 | (6) | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Restructuring & impairments | 0 | 0 | 1 | 0 | 0 | 0 | 1 | 0 | 1 | 0 | 0 | (0) | 46 | 32 | 2 | 1 |
| Multi-employer pension withdrawal | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Consulting fees | 2 | 1 | 1 | 0 | 2 | 1 | 1 | 0 | 1 | 1 | 14 | 0 | 1 | 1 | 0 | 0 |
| Certain legal matters | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 8 | 0 | 0 | 1 | (0) | 0 | 0 | 0 | 0 |
| Transaction costs | 2 | 1 | 1 | 2 | 1 | 1 | 3 | 0 | 0 | 3 | 2 | 1 | 1 | 2 | 2 | 2 |
| Other items[1] | 4 | 2 | 7 | (11) | 3 | (0) | (1) | 0 | 2 | (0) | (10) | 0 | 11 | 10 | 7 | 0 |
| **Adjusted EBITDA** | **$32** | **$27** | **$48** | **$50** | **$27** | **$36** | **$58** | **$56** | **$30** | **$47** | **$67** | **$62** | **$37** | **$54** | **$61** | **$60** |

[1]Represents other items, such as inventory reserves and adjustments, impact of Fence and sprinkler exit, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions.

atkore INTERNATIONAL

34

35 TTM calculation reconciliation Q2 Q3 Q4 Q1 TTM Acquisition Proforma $ millions, FY2017 FY2017 FY2017 FY2018 DEC 2017 Impact TTM Dec 2017 Atkore Sales 373 398 396 415 1,581 72 1,653 Adjusted EBITDA 56 62 60 58 236 15 251 Adj EBITDA Margin 15.1% 15.6% 15.0% 14.1% 14.9% 20.6% 15.2% Net Income 19 27 21 27 94 Electrical Raceway Sales 271 288 293 317 1,169 Adjusted EBITDA 47 50 51 56 203 Adj EBITDA Margin 17.2% 17.2% 17.4% 17.7% 17.4% Mechanical Products Sales 102 110 103 99 413 Adjusted EBITDA 15 17 15 11 59 Adj EBITDA Margin 15.1% 15.8% 14.6% 11.0% 14.2% Q2 Q3 Q4 Q1 TTM $ millions, FY2016 FY2016 FY2016 FY2017 DEC 2016 Atkore Sales 353 396 416 338 1,503 Adjusted EBITDA 58 67 61 50 237 Adj EBITDA Margin 16.5% 17.0% 14.7% 14.8% 15.8% Net Income 14 21 16 17 68

36 Free cash flow reconciliation As reported Pro forma $ millions, Fiscal Year ended September 30, 2015 2016 2017 TTM 12/29/17 PF TTM 12/29/17 Adjusted EBITDA $ 164 $ 235 $ 228 $ 236 $ 251 Changes in: Accounts receivable 7 25 (13) (25) (25) Inventories 68 (2) (10) 3 3 Prepaid expenses and other current assets (1) (3) (3) (3) (3) Accounts payable (44) 4 9 9 9 Income taxes (4) 1 (9) (9) (9) Accrued and other liabilities 16 (10) (11) (11) (11) Other, net 1 (0) (1) 15 15 ∆ Net working capital $ 43 $ 15 $ (40) $ (21) $ (21) Capital expenditures (27) (17) (25) (29) (30) Free cash flow $180 $233 $163 $186 $200

37 $1,504M$99 $1 $5 $1,523M $87 2016 Volume Price / Mix M&A FX 2017 Working Days ($29M) Direct Solar ($33M) 2017 Acquisitions +$7M Fence & Sprinkler ($8M) FY 2017 Net Sales Bridge $228M $26 $0 $235M $18 $1 2016 Volume Price vs. Cost Productivity / Other M&A / FX 2017 Working Days ($6M) Direct Solar ($14M) FY 2017 Adjusted EBITDA Bridge Net Income of $84.6M and Earnings per share of $1.27 were up 44% and 35% year over year, respectively Passed through $87M raw material inflation Over-delivered M&A capital allocation goal Delivered $14M productivity savings Expanded capabilities to bring innovations to market Improved ease of doing business with Atkore (Agent Portal / Order to Cash System) FY 2017 Highlights Year ended September 30, 2017